Taxes on Income	12 Months Ended
Dec. 31, 2023
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 14:- TAXES ON INCOME:

a.	Corporate tax rates in Israel

Taxable income of the Company is subject to a corporate tax rate of 23% in 2021, 2022 and 2023.

b.	Loss carry-forward:

The Company and its Israeli subsidiaries have accumulated business losses for Israeli income tax purposes as of December 31, 2023, in the amount of approximately $ 26,867. In general, these losses may be carried forward and offset against taxable business income and capital gains in the business in the future for an indefinite period. In addition, the Company and its Israeli subsidiaries have accumulated capital loses in the amount of approximately $29,775. Such capital losses may be carried forward and offset against taxable capital gains in the future for an indefinite period.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax liabilities and assets are as follows:

	December 31,
	2023	2022

Net operating loss carry-forward (1)	$6,179	$6,814
Net capital loss carry-forward (1)	6,848	6,848
Allowances and provisions	240	176
Intangible assets, net	(128)	(89)

	13,139	13,749

Valuation allowance (2)	$(13,139)	$(13,749)

Net deferred tax Liability	$-	$-

(1)	See Note 14b.

(2)	In the years 2023 and 2022, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2023 was mainly due to Utilization of net operating loss carry forward in the amount of $635 for which deferred tax asset was not recognized.

d.	Taxes on income (tax benefit) are comprised as follows:

	Year ended December 31,
	2023	2022	2021

Current	$4	6	$2
Other	-	-	(41)

	$4	6	$(39)

Domestic	$-	-	$(41)
Foreign	4	6	2

	$4	6	$(39)

e.	Income (loss) before taxes on income is comprised as follows:

	Year ended December 31,
	2023	2022	2021

Domestic	$1,990	1,276	$389
Foreign	19	6	23

	$2,009	1,282	$412

f.	Reconciliation of the theoretical tax expense to the actual tax expense:

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating losses carry forward among the Company and various subsidiaries due to uncertainty of the realization of such tax benefits in 2021 and 2022.

g.	Tax assessments:

The Company and all of its’ subsidiaries have final tax assessments through 2018.

h.	The Company and its subsidiaries file income tax returns in Israel and in the United States. The Company and its subsidiaries may be subject to auditing by the Israel tax authorities and the U.S. Internal Revenue Service for fiscal years 2019 and thereafter.

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of the Company’s tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net loss in the period in which such determination is made.

i.	Uncertain tax positions:

As of December 31, 2023 and 2022, there is no balance of uncertain tax positions.

In accordance with the Company’s accounting policy, tax expense line of the Company’s Consolidated Statements of Operations includes interest expense and potential penalties related to income taxes.